CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.     The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2010 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust –	Legg Mason Partners Institutional Trust –
Western Asset Institutional	Western Asset Institutional
Money Market Fund	Money Market Fund

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: January 28, 2011	Date: January 28, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906	EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Institutional Trust – Western Asset Institutional AMT Free Municipal Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.     The Registrant’s periodic report on Form N-CSR for the period ended November 30, 2010 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.     The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Institutional Trust –	Legg Mason Partners Institutional Trust –
Western Asset Institutional AMT Free	Western Asset Institutional AMT Free
Municipal Money Market Fund	Municipal Money Market Fund

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: January 28, 2011	Date: January 28, 2011

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.